                                                                      Exhibit 10



                     BURLINGTON OFFICE CENTER - BUILDING I








                          STANDARD FORM OFFICE LEASE


                                    BETWEEN


     BURLINGTON ASSOCIATES GENERAL PARTNERSHIP ("LANDLORD") by its agent,
       Equity Office Properties Management Corp., a Delaware corporation



                                      AND



THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation
                                  ("TENANT")

                               TABLE OF CONTENTS

I.      Basic Lease Information; Definitions.................................. 1
II.     Lease Grant........................................................... 3
III.    Adjustment of Commencement Date/Possession............................ 3
IV.     Use................................................................... 5
V.      Rent.................................................................. 6
VI.     Security Deposit......................................................11
VII.    Services to be Furnished by Landlord..................................11
VIII.   Leasehold Improvements................................................12
IX.     Repairs and Alterations by Tenant.....................................12
X.      Use of Electrical Services by Tenant..................................13
XI.     Entry by Landlord.....................................................14
XII.    Assignment and Subletting.............................................14
XIII.   Liens.................................................................16
XIV.    Indemnity and Waiver of Claims........................................16
XV.     Tenant's Insurance....................................................17
XVI.    Subrogation...........................................................18
XVII.   Casualty Damage.......................................................19
XVIII.  Demolition............................................................20
XIX.    Condemnation..........................................................20
XX.     Events of Default.....................................................20
XXI.    Remedies..............................................................21
XXII.   LIMITATION OF LIABILITY...............................................22
XXIII.  No Waiver.............................................................22
XXIV.   Relocation............................................................22
XXV.    Holding Over..........................................................22
XXVI.   Subordination to Mortgages; Estoppel Certificate......................23
XXVII.  Notice................................................................23
XXVIII. Landlord's Lien.......................................................24
XXIX.   Excepted Rights.......................................................24
XXX.    Surrender of Premises.................................................24
XXXI.   Miscellaneous.........................................................25
XXXII.  Entire Agreement......................................................26

EXHIBIT A - Outline and Location of Premises
EXHIBIT B - Building Rules and Regulations
EXHIBIT C - Additional Terms and Conditions
EXHIBIT D - Landlord Work

                            OFFICE LEASE AGREEMENT

     This Office Lease Agreement (the "Lease") is made and entered into as of __________________ by and between Burlington Associates General Partnership, an Illinois General Partnership ("Landlord") by its agent, Equity Office Properties Management Corp., a Delaware corporation and THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation ("Tenant"), whose address for the purpose of notices to Tenant prior to commencement of the Term of this Lease shall be at University of Michigan Hospital and Health Centers, 300 North Ingalls, Room N16E10, Ann Arbor, Michigan 48109-0444.

I.   Basic Lease Information; Definitions.

     A. The following is some of the basic lease information and defined terms used in this Lease.

          1. "Additional Base Rental" shall mean Tenant's Pro Rata Share of Basic Costs and any other sums (exclusive of Base Rental) that are required to be paid by Tenant to Landlord hereunder. Additional Base Rental and Base Rental sometimes collectively are referred to herein as "Rent".

          2. "Monthly Rent" (sometimes referred to herein as "Base Rental") shall mean the sum of One Million Eight Hundred Twenty Seven Thousand Two Hundred Thirty and 04/100 Dollars ($1,827,230.04) (plus any Monthly Rent payable for any partial calendar month at the beginning of the term of the Lease), payable by Tenant to Landlord in Sixty (60) monthly installments as follows:

               a. Twelve equal installments of Twenty Nine Thousand Six Hundred Fifty Two and 42/100 Dollars ($29,652.42), each payable on or before the first day of each month during the period beginning on the first day of the first (1st) full calendar month of the term of the Lease and ending on the last day of the twelfth (12th) full calendar month of the term of the Lease. If the Commencement Date does not occur on the first day of a calendar month, Tenant shall pay monthly rent for such initial calendar month at the rate of Nine Hundred Eighty Eight and 41/100 Dollars ($988.41) per day. Such monthly rent shall be payable on the Commencement Date, provided that the installment of monthly rent for the first full calendar month of the term of the Lease shall be payable upon the execution of this Lease by Tenant.

               b. Twelve (12) equal installments of Thirty Thousand Fifty Three and 13/100 Dollars ($30,053.13) each payable on or before the first day of each month during the period beginning on the first day of the thirteenth (13th) full calendar month following the

                    Commencement Date, and ending on the last day of the twenty fourth (24th) full calendar month of the term of the Lease.

               c. Twelve (12) equal installments of Thirty Thousand Four Hundred Fifty Three and 83/100 Dollars ($30,453.83) each payable on or before the first day of each month during the period beginning on the first day of the twenty fifth (25th) full calendar month following the Commencement Date, and ending on the last day of the thirty sixth (36th) full calendar month of the term of the Lease.

               d. Twelve (12) equal installments of Thirty Thousand Eight Hundred Fifty Four and 54/100 Dollars ($30,854.54) each payable on or before the first day of each month during the period beginning on the first day of the thirty seventh
                    (37th) full calendar month following the Commencement Date, and ending on the last day of the forty eighth (48th) full calendar month of the term of the Lease.

               e. Twelve (12) equal installments of Thirty One Thousand Two Hundred Fifty Five and 25/100 Dollars ($31,255.25) each payable on or before the first day of each month during the period beginning on the first day of the forty ninth (49th) full calendar month following the Commencement Date, and ending on the last day of the sixtieth (60th) full calendar month of the term of the Lease.

               3. "Base Year" shall mean 1998.

          4. "Building" shall mean the office building located at 325 E. Eisenhower Parkway, Ann Arbor, MI 48108 and commonly known as Building I at Burlington Office Center.

          5. The "Commencement Date", "Lease Term" and "Termination Date" shall have the meanings set forth in subsection I.A.5.b. below:

               a.   INTENTIONALLY OMITTED.

               b. The "Lease Term" shall mean a period of sixty (60) months commencing on the later to occur of (1) September 1, 1998 (the "Target Commencement Date") and (2) the date upon which Landlord Work in the Premises has been substantially completed, as such date is determined pursuant to Section III.A. hereof (the later to occur of such dates being defined as the "Commencement Date"). The "Termination Date" shall, unless sooner terminated as provided herein, mean the last day of the Lease Term. Notwithstanding the foregoing, if the Termination Date, as determined herein, does not occur on the last day of a calendar month, Landlord, at its option, may extend the Lease Term by the number of days necessary to cause the Termination

                    Date to occur on the last day of the last calendar month of the Lease Term. Tenant shall pay Base Rental and Additional Base Rental for such additional days at the same rate payable for the portion of the last calendar month immediately preceding such extension.

          6. "Landlord Work" shall mean the work, if any, that Landlord is obligated to perform pursuant to Exhibit D.

          7. "Notice Addresses" shall mean Real Estate Coordinator, University of Michigan Health Systems, 300 North Ingalls, Room N16E10, Ann Arbor, Michigan 48109-0444, for Tenant prior to and after the commencement of the Term of this Lease, and, for Landlord, shall mean: Ann Arbor Associates, 315 E. Eisenhower Parkway, Suite 220, Ann Arbor, MI 48108, with a copy to Equity Office Properties Management Corp., Two North Riverside Plaza, Suite 2200, Chicago, Illinois 60606, Attention: General Counsel of Properties Operation.

          8. "Permitted Use" shall mean: General and Medical office use, subject to the provisions of Exhibit C attached hereto.

          9. "Premises" shall mean the area located on the second (2nd) floor of the Building and outlined on Exhibit A attached hereto and incorporated herein. Landlord and Tenant hereby stipulate and agree that the square footage of the Premises shall mean 19,234 rentable square feet. The square footage of the Building shall mean approximately 68,620 rentable square feet.

          10.  "Prepaid Rental":  INTENTIONALLY OMITTED.

          11. "Tenant's Pro Rata Share" shall mean twenty eight and two hundred ninety seven ten thousandths percent (28.0297%), which is the quotient (expressed as a percentage) derived by dividing the square footage of the Premises by the square footage of the Building.

     B. The following are additional definitions of some of the defined terms used in the Lease: (1) "Common Areas" shall mean those areas provided by Landlord for the common use or benefit of all tenants generally and/or the public; (2) "Owner" shall mean the entity(ies), from time to time, which own the Property or any portion thereof; (3) "Prime Rate" shall mean the per annum interest rate publicly announced by Bank of America, National Trust and Savings Association or any successor thereof from time to time (whether or not charged in each instance) as its prime or base rate; and (4) "Property" shall mean the Building and the parcel of land on which it is located and, at Landlord's discretion, the Building garage, if any, and all other improvements serving the Building and the tenants thereof and the parcel(s) of land on which they are located.

II.  Lease Grant.

     Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

III. Adjustment of Commencement Date/Possession.

     A. If the Lease Term, Commencement Date and Termination Date are to be determined in accordance with subsection I.A.5.b., the Lease Term shall not commence until the later to occur of the Commencement Date specified above and the date that Landlord has substantially completed the Landlord Work; provided, however, that if Landlord shall be delayed in substantially completing the Landlord Work as a result of the occurrence of any delays caused by Tenant or its agents, employees or contractors then, for purposes of determining the Commencement Date, the date of substantial completion shall be deemed to be the day that said Landlord Work would have been substantially completed absent any delay(s). The Premises shall be deemed to be substantially completed on the date that Landlord reasonably determines that all Landlord's Work has been performed (or would have been performed absent any delays), other than any details of construction, mechanical adjustment or any other matter, the noncompletion of which does not materially interfere with Tenant's use of the Premises; provided there has been a satisfactory final inspection by the city of Ann Arbor in anticipation of the issuance of a Certificate of Occupancy. The adjustment of the Commencement Date and, accordingly, the postponement of Tenant's obligation to pay Rent shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the Commencement Date specified above. Landlord's determination of the Commencement Date shall be final and binding on all parties. Promptly after the determination of the Commencement Date by Landlord, Landlord shall prepare a letter agreement (the "Commencement Letter") on the form attached hereto as Exhibit C setting forth the Commencement Date, the Termination Date and any other dates that are affected by the adjustment of the Commencement Date. Tenant, within five (5) days after receipt thereof from Landlord, shall execute the Commencement Letter and return the same to Landlord. Landlord, in its sole discretion, may elect not to adjust the Commencement Date as provided above, in which case Rent shall not commence until the date that Landlord Work has been substantially completed (or would have been substantially completed absent any delays).

     B. By taking possession of the Premises, Tenant is deemed to have: (1) accepted the Premises and agreed that the Premises is in good order and satisfactory condition; and (2) agreed that Landlord has no obligation to clean, decorate, alter, remodel, improve or repair the Premises or the Building unless said obligation is specifically set forth in this Lease. Landlord and Tenant acknowledge that, upon completion of the Landlord Work and approval after a final inspection performed by the City of Ann Arbor Building Department or equivalent governing agency, the Premises will be suitable for Tenant's intended use as shown on the Plans, as defined in Exhibit D, as approved by Landlord. Tenant's acceptance of the Premises shall be subject to Landlord's obligation to correct portions of the Landlord Work as set forth on a construction "punch list" prepared by Landlord and Tenant in accordance with the terms hereof. Within fifteen (15) business days after the substantial completion of the Landlord Work, Landlord and Tenant shall together conduct an inspection of the Premises and prepare the punch list setting forth any portions of the Landlord Work that are not in conformity with the Landlord Work as required by the terms of this Lease. Notwithstanding the foregoing, at the request of Landlord, such construction punch list shall be mutually prepared by Landlord and Tenant prior to the date on which Tenant first begins to move its furniture, equipment or other personal property into the Premises. Landlord, as part of the Landlord Work, shall use good faith efforts to correct all such items within a reasonable time following the completion of the punch list. If an existing tenant holds over in the Premises, the Lease Term shall not commence until the vacation of the Premises by such holdover tenant. This Lease shall not be affected by any such failure to deliver possession and Tenant shall have no claim for damages against Landlord as a result thereof. If Tenant takes possession of the Premises prior to the Commencement Date for any reason whatsoever, such possession shall be subject to all the terms and conditions of the Lease and Tenant shall pay Base Rental and Additional Base Rental to Landlord on a per diem basis for each day of occupancy prior to the Commencement Date. Notwithstanding the foregoing, if Tenant, with Landlord's prior approval, takes possession of the Premises prior to the Commencement Date for the sole purpose of performing any Landlord-approved improvements therein or installing furniture, equipment or other personal property of Tenant, such possession shall be subject to all of the terms and conditions of the Lease, except that Tenant shall not be required to pay Base Rental or Additional Base Rental with respect to the period of time prior to the Commencement Date. Tenant shall, however, be liable for the cost of any services (e.g. electricity, HVAC, freight elevators) that are provided to Tenant or the Premises during the period of Tenant's possession prior to the Commencement Date.

IV.  Use.

     The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees (collectively, the "Tenant Related Parties") in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all applicable laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act (collectively referred to as "Laws"). Tenant, within ten (10) days after receipt thereof, shall provide Landlord with copies of any notices it receives with respect to a violation or alleged violation of any Laws. Tenant will comply with the rules and regulations of the Building attached hereto as Exhibit B and such other rules and regulations adopted and altered by Landlord from time to time and will cause all Tenant Related Parties to do so. Landlord, at its sole cost and expense (except to the extent properly included in operating expenses), shall be responsible for correcting any violations of Title III of the Americans with Disabilities Act with respect to the Premises and the Common Areas of the building, provided that Landlord's obligation with respect to the Premises shall be limited to violations that arise out of the Landlord Work and/or the condition of the Premises prior to the installation of any furniture, equipment and other personal property of Tenant. Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment. Notwithstanding the foregoing, Tenant, not Landlord, shall be responsible for the correction of any violations that arise out of or in connection with any claims brought under any provision of the Americans with Disabilities Act other than Title III, the specific nature of Tenant's business in the Premises (other than general office use), the acts or omission of Tenant, its agents, employees and contractors, Tenant's arrangement of any furniture, equipment or other property in the Premises, any repairs, alterations, additions or improvements performed by or on behalf of Tenant (other than the Landlord Work) and any design or configuration of the Premises specifically requested by Tenant after being informed that such design or configuration may not be in strict compliance with the ADA.

V.   Rent.

     A. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder the sum of (1) Tenant's Pro Rata Share of the amount, if any, by which Taxes (hereinafter defined) for the applicable calendar year exceed Taxes for the Base Year plus (2) Tenant's Pro Rata Share of the amount, if any, by which Expenses (hereinafter defined) for the applicable calendar year exceed Expenses for the Base Year. For purposes hereof, "Expenses" shall mean all Basic Costs with the exception of Taxes. Tenant's Pro Rata Share of increases in Taxes and Tenant's Pro Rata Share of increases in Expenses shall be computed separate and independent of each other prior to being added together to determine the "Excess". In the event that Taxes and/or Expenses, as the case may be, in any calendar year decrease below the amount of Taxes or Expenses for the Base Year, Tenant shall be entitled to its Pro Rata Share of the decrease in Taxes and/or Expenses below the corresponding amount for the Base Year.

          Landlord shall have the option of either (i) billing Tenant for its actual Pro Rata Share of Expenses and Taxes on an annual basis; or
          (ii) billing Tenant for its estimated Pro Rata Share of Taxes and Expenses on a monthly or quarterly basis and providing Tenant with a reconciled billing of such estimated amounts when the actual Taxes and Expenses for the period in question have been determined. If Landlord elects to bill Tenant based upon monthly or quarterly estimates, prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year and Tenant's Pro Rata Share thereof. On or before the first day of each month (or each quarter, as the case may be) during such calendar year, Tenant shall pay to Landlord, as Additional Base Rental, an installment equal to one-twelfth (or one quarter, as the case may be) of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year to revise the estimate of Basic Costs and the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month (or quarter, as the case may be) shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Basic Costs and the Excess by January 1 of any calendar year, Tenant shall continue to pay an installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of Basic Costs and the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any period during the current year with respect to which Tenant paid installments of Additional Base Rental based on the previous year's estimate. Tenant shall pay Landlord for any underpayment within thirty (30) days. Any overpayment equal to or less than one (1) month's installment of Base Rental plus Additional Base Rental shall, at Landlord's option, be refunded to Tenant or credited against the installments of Base Rental and Additional Base Rental due for the month(s) immediately following the furnishing of such estimate. In the event of any overpayment in excess of the equivalent of one (1) month's installment of Base Rental plus Additional Base Rental, the excess shall, at Tenant's option, be refunded to Tenant or credited against the installment(s) of Base Rental and Additional Base Rental due for the months immediately following the furnishing of such estimate. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to the immediately following paragraph when actual Basic Costs are determined for such calendar year.

          As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Tenant's Pro Rata Share of the actual Excess for the previous calendar year. Landlord shall use reasonable efforts to furnish the statement of actual Basic Costs on or before March 1 of the calendar year immediately following the calendar year to which the statement applies. Tenant shall pay such Pro Rata Share to Landlord within thirty (30) days after receipt of an invoice from Landlord setting forth such amount. Any estimated amounts paid by Tenant to Landlord in accordance with the foregoing paragraph shall be credited against Tenant's Pro Rata Share of the actual Excess. If the estimated amounts actually paid by Tenant for the prior year are in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall refund to Tenant any overpayment in excess of the equivalent of one (1) month's installment of Base Rental plus Additional Base Rental and apply the one (1) month's equivalent against Base Rental plus Additional Base Rental due or to become due hereunder (or, at Tenant's option, Landlord shall apply the entirety of such overpayment against

          Base Rental and Additional Base Rental due or to become due hereunder); provided if the Lease Term expires prior to the determination of such overpayment, Landlord shall refund such overpayment to Tenant after first deducting the amount of any Rent due hereunder.

     B. Basic Costs shall mean all costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing, managing and owning the Building and the Property, including, but not limited to, the following:

          1. All labor costs for all persons performing services required or utilized in connection with the operation, repair, replacement and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workers' compensation insurance, uniforms, training, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses or benefits.

          2. All management fees, the cost of equipping and maintaining a management office at the Building, accounting services, legal fees not attributable to leasing and collection activity, and all other administrative costs relating to the Building and the Property.

          3. All rental and/or purchase costs of materials, supplies, tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

          4. All amounts charged to Landlord by contractors and/or suppliers for services, replacement parts, components, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, or the Property generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator, phone-in access system, and other systems and equipment. At Landlord's option, major repair items may be amortized over a period of up to five (5) years.

          5. All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by lessors of comparable office buildings or required to be carried by Landlord's Mortgagee.

          6. Charges for all utilities, including but not limited to water and sewer, but excluding electricity provided to leased space for power and lighting and those charges which Tenant is required to reimburse Landlord under Article X of this Lease.

          7. "Taxes", which for purposes hereof, shall mean: (a) all real estate taxes and assessments on the Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (b) all personal property taxes for the Building's personal property, including license expenses, (c) all taxes imposed on services of Landlord's agents and employees, (d) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Property, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), and (e) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building, but excluding income taxes. For the purpose of determining real estate taxes and assessments for any given calendar year, the amount to be included in Taxes for such year shall be as follows: (1) with respect to any special assessment that is payable in installments, Taxes for such year shall include the amount of the installment (and any interest) due and payable during such year; and (2) with respect to all other real estate taxes, Taxes for such year shall, at Landlord's election, include either the amount accrued, assessed or otherwise imposed for such year or the amount due and payable for such year, provided that Landlord's election shall be applied consistently throughout the Lease Term. If a reduction in Taxes is obtained for any year of the Lease Term during which Tenant paid its Pro Rata Share of Basic Costs, then Basic Costs for such year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based upon such adjustment. Likewise, if a reduction is subsequently obtained for the tax component of Basic Costs for the Base Year (if Tenant's Pro Rata Share is based upon increases in Basic Costs over a Base Year), Basic Costs for the Base Year shall be restated and the Excess for all subsequent years recomputed. Tenant shall pay Landlord Tenant's Pro Rata Share of any such increase in the Excess within thirty (30) days after Tenant's receipt of a statement therefor from Landlord.

          8. All landscape expenses and costs of maintaining, repairing, resurfacing and striping of the parking areas and garages of the Property, if any.

          9. Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, janitorial services, pest control, uniform supply, plant maintenance, landscaping, and any parking equipment.

          10. The amortized cost of capital improvements made to the Building or the Property which are: (a) primarily for the purpose of reducing operating expense costs or otherwise improving the operating efficiency of the Property or Building; or (b) required to comply with any laws, rules or regulations of any governmental authority or a requirement of Landlord's insurance carrier. The cost of such capital improvements shall be amortized over a period of five (5) years and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the capital improvement in question as of the date such capital improvement is performed, provided if the payback period for any capital improvement is less than five
               (5) years, Landlord may amortize the cost of such capital improvement over the payback period.

          11. Any other expense or charge of any nature whatsoever which, in accordance with general industry practice with respect to the operation of a first-class office building, would be construed as an operating expense.

               Notwithstanding the foregoing, if Landlord incurs any common Expenses in connection with the Building and one or more of the buildings commonly known as Building II at Burlington Office Center, located at 315 Eisenhower Parkway, and/or Building III at Burlington Office Center, located at 305 Eisenhower Parkway, the cost of such Expenses shall be equitably prorated between the Building and such other buildings. If the Building is not at least ninety-five percent (95%) occupied during the Base Year (if applicable) or any calendar year of the Lease Term or if Landlord is not supplying services to at least ninety-five percent (95%) of the total square footage of the Building at any time during the Base Year (if applicable) or any calendar year of the Lease Term, actual Basic Costs for purposes hereof shall, at Landlord's option, be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the square footage of the Building during such year.

     C. If Basic Costs for any calendar year increase by more than five percent (5%) over Basic Costs for the immediately preceding calendar year (the "Review Threshold"), Tenant, within ninety (90) days after receiving Landlord's statement of actual Basic Costs for a particular calendar year, shall have the right to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such calendar year. Within thirty (30) days after receipt of a timely Review Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review at either Landlord's home office or the office of the Building, provided that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must be CPA firm licensed to do business in the state in which the Building is located. If Tenant fails to give Landlord written notice of objection within thirty (30) days after its review or fails to provide Landlord with a Review Notice within the ninety (90) day period provided above, Tenant shall be deemed to have approved Landlord's statement of Basic Costs in all respects and shall thereafter be barred from raising any claims with respect thereto. Any information obtained by Tenant pursuant to the provisions of this Section shall be treated as confidential to the extent permitted by law. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books and records or to dispute any statement of Basic Costs unless

          Tenant has paid to Landlord the amount due as shown on Landlord's statement of actual Basic Costs, less any disputed increase which is in excess of said Review Threshold, said payment being a condition precedent to Tenant's right to examine Landlord's books and records.

     D. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever except as expressly set forth in this Lease, the full amount of all Base Rental and Additional Base Rental due hereunder. In addition, Tenant shall pay and be liable for, as additional rent, all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms and conditions of this Lease. Any such payments shall be paid concurrently with the payments of the Rent on which the tax is based. The Base Rental, Tenant's Pro Rata Share of Basic Costs and any recurring monthly charges due hereunder shall be due and payable in advance on the first day of each calendar month during the Lease Term without demand. All other items of Rent shall be due and payable by Tenant on or before thirty (30) days after billing by Landlord. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the monthly Base Rental and Tenant's Pro Rata Share of Basic Costs for such month shall be prorated for the number of days in such month occurring within the Term based on a fraction, the numerator of which is the number of days of the Lease Term that fell within such calendar month and the denominator of which is thirty (30).

     E. All Rent not paid within fifteen (15) days of the date it is due and payable shall bear interest from the date due until paid at the lesser of: (1) the Prime Rate per annum; or (2) the greatest per annum rate of interest permitted from time to time under applicable law.

VI.  Security Deposit.

     INTENTIONALLY OMITTED.

VII. Services to be Furnished by Landlord.

          Landlord, as part of Basic Costs (except as provided herein to the contrary), agrees to furnish Tenant the following services: (a) hot and cold water at those points of supply provided for general use of tenants in the Building; (b) central heat and air conditioning in season during Tenant's normal business hours; (c) routine maintenance and electric lighting service for all Common Areas of the Building; (d) janitor service on business days exclusive of Saturdays, Sundays and holidays in accordance with the Janitorial Specifications attached hereto as Exhibit E, or such other reasonably comparable specifications designated, from time to time, by Landlord; and (e) elevator service in common with other tenants of the Building for ingress and egress to and from the floor of the Premises during Landlord's normal business hours. The failure by Landlord to any extent to furnish, or the interruption or termination of these services in whole or in part, shall not render Landlord liable in any respect nor be construed as an eviction of Tenant or breach of any implied warranty of habitability, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof except as expressly set forth herein. Notwithstanding anything to the contrary contained in this Section VII. if: (i) Landlord ceases to furnish any service in the Building for a period in excess of two (2) consecutive days after Tenant notifies Landlord of such cessation (the "Interruption Notice"); (ii) such cessation does not arise as a result of an act or omission of Tenant; (iii) such cessation is not caused by a fire or other casualty (in which case Article XVII shall control); (iv) the restoration of such service is reasonably within the control of Landlord; and (v) as a result of such cessation, the Premises or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use the Premises in the normal course of its business) and Tenant in fact ceases to use the Premises, or material portion thereof, such interruption shall be referred to herein as a "Landlord Curable Cessation of Services", then Tenant shall be entitled to receive an abatement of Base Rental payable hereunder during the period beginning on the third (3rd) consecutive day of such cessation and ending on the day when the service in question has been restored. In the event the entire Premises has not been rendered untenantable by the Landlord Curable Cessation of Services, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises so rendered untenantable and not used by Tenant. In addition to such abatement and in addition to Tenant's remedies provided for herein and any remedies available to Tenant at law or equity, should there be a Landlord Curable Cessation of Services which continues for ten (10) consecutive business days after the Interruption Notice and is not being diligently remedied by Landlord, Tenant may elect, ten (10) days following a second interruption notice (the "Second Interruption Notice") to remedy the Cessation of Services and Landlord shall be obligated to Tenant for the cost incurred by Tenant thereunder. If Landlord fails to reimburse Tenant for the costs incurred in curing the landlord Curable Cessation of Services within thirty (30) days following Tenant's demand therefor, Tenant may deduct any and all sums owing to Tenant plus interest at the Prime Rate from the next due installment(s) of Base Rental and Additional Base Rental and each subsequent installment of Base Rental and Additional Base Rental until Tenant is fully reimbursed. In the event that the Landlord Curable Cessation of Services: (a) continues for ninety (90) consecutive days after the Interruption Notice; and (b) is not being diligently remedied by Landlord, and (c) Tenant has not elected to cure the Landlord Curable Cessation of Services, Tenant shall have the right to elect to terminate this Lease within ten (10) days after the expiration of said ninety (90) day period without penalty, by delivering written notice to Landlord of its election thereof. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of any such security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend any one suspected of personal injury, property damage or criminal conduct in, on or around the Property.

VIII.  Leasehold Improvements.

     Any and all alterations, additions and improvements to the Premises, all attached furniture, equipment and non-trade fixtures (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation to Tenant. Any unattached and movable equipment or furniture, trade fixtures or other personalty ("Tenant's Property") shall be owned and insured by Tenant. Landlord may, nonetheless, at any time within thirty (30) days after the expiration or earlier termination of this Lease or Tenant's right to possession, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shall remove such Required Removables within ten (10) days after notice from Landlord, provided that in no event shall Tenant be required to remove such Required Removables prior to the expiration or earlier termination of this Lease or Tenant's right to possession. In addition to Tenant's obligation to remove the Required Removables, Tenant shall repair any damage caused by such removal and perform such other work as is reasonably necessary to restore the Premises to a reasonably good condition less normal wear and tear. If Tenant fails to remove the Required Removables after Landlord's request therefor, Landlord may remove, store or dispose of the Required Removables at Tenant's cost, and repair any damage caused by such removal and Tenant shall pay Landlord as additional Rent hereunder, on demand, all such costs.

IX.  Repairs and Alterations by Tenant.

     A. Tenant shall, at Tenant's own cost and expense, keep the Premises in good condition and repair. Such repairs shall keep the Premises in reasonably good condition less normal wear and tear and shall be effected in compliance with the reasonable directions of Landlord. If Tenant fails to make such repairs to the Premises promptly, Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as additional Rent.

     B. Tenant shall not make or allow to be made any alterations, additions or improvements ("Alterations") to the Premises, without first obtaining the written consent of Landlord. Except with regard to requests for consent or approval that require Landlord to make a determination of the aesthetics of certain signage, alterations or other things that would be visible from outside the Premises or Building or to assume certain risks, including, without limitation, the risk that a certain alteration, addition and/or improvement could adversely affect the mechanical systems or structure of the Building or require excess removal costs, Landlord and Tenant agree to act reasonably in granting approval or disapproval of any request by the other for consent or approval. Prior to commencing any such work and as a condition to obtaining Landlord's consent, Tenant must furnish Landlord with plans and specifications; names and addresses of contractors; copies of contracts; necessary permits; evidence of contractor's and subcontractor's insurance in a type and amount acceptable to Landlord; and payment bond or other security, all in form and amount satisfactory to Landlord. All such Alterations shall be installed in a good workmanlike manner using new materials. Landlord shall have the right to designate the time when any such alterations, additions and improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Building. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All Alterations shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as additional Rent for all sums expended by Landlord for examination of the architectural, mechanical, electric and plumbing plans for any Alterations. If Landlord so requests, and Tenant agrees or Tenant requests and Landlord agrees, Tenant shall permit Landlord to supervise construction operations, but no such supervision shall impose any liability upon Landlord. In the event Landlord supervises such construction, Landlord shall be entitled to a supervisory fee in the amount of five percent (5%) of the cost of such construction. Landlord's approval of Tenant's plans and specifications or supervision of any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations or that any such alterations, additions and improvements will be adequate for Tenant's use.

X.   Use of Electrical Services by Tenant.

     A. All electricity used by Tenant in the Premises for lighting, power, heating and cooling shall be paid for by Tenant by a separate charge billed by the utility company supplying electricity and payable by Tenant directly to such utility company. Tenant's use of electrical service in the Premises shall not exceed, either in voltage, rated capacity, use or overall load, that which Landlord deems to be standard for the Building.

     B. In addition to the electrical charges set forth in Section X.A. above, Tenant shall pay for its Pro Rata Share of all electricity and gas consumed in connection with the operation of the Building and Property, including, without limitation, all electricity and gas consumed in the operation of the Building HVAC system. The electrical charge to be paid by Tenant under this Section X.B. shall not, however, include the cost of electricity provided to individual tenant premises in the Building for lighting and power. Tenant shall pay for its Pro Rata Share of all electricity and gas consumed in connection with the operation of the Building and Property on a quarterly basis by a separate charge that is over and above the Base Rental and Additional Base Rental payable under the other provisions of this Lease. Tenant shall pay such charge to Landlord as additional Rent within thirty (30) days after receipt of an invoice from Landlord setting forth such charge.

XI.  Entry by Landlord.

     Landlord and its agents or representatives shall have the right to enter the Premises with twenty four (24) hour notice except in case of emergency to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants' premises. Notwithstanding the foregoing, except in emergency situations or to perform routine cleaning of the Premises, Landlord shall provide at least twenty four (24) hours notice of such entry, which notice may be given verbally to the Tenant's representative at the Premises. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XII. Assignment and Subletting.

     A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord. If Tenant requests Landlord's consent to a Transfer, Tenant, together with such consent, shall provide Landlord with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents and evidence satisfactory to Landlord that the proposed transferee is financially responsible. Landlord may, within thirty (30) days after receipt of all information and documentation required herein, (a) consent to or refuse to consent to such Transfer in writing; or (b) negotiate directly with the proposed transferee and upon execution of a lease with such transferee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice; or (c) cancel and terminate this Lease, in whole or in part as appropriate, upon thirty (30) days' notice. Notwithstanding the foregoing, Landlord shall not have the right to terminate pursuant to b or c above if the proposed transferee is a wholly owned corporation or controlled subsidiary or affiliate of Tenant or a successor to Tenant by purchase, merger, consolidation or reorganization. In addition, Tenant, within five (5) days after receipt of Landlord's notice of intent to terminate, may withdraw its request for consent to the Transfer. In such event, Landlord's election to terminate the Lease shall be null and void and of no force and effect. In the event Landlord consents to any such Transfer, Tenant shall bear all reasonable costs and expenses incurred by Landlord in connection with the review and approval of such documentation. In the event Landlord fails to respond to any request for consent within the thirty (30) day period set forth above, Tenant shall have the right to provide Landlord with a second request for consent. If Landlord's failure to respond continues for ten (10) days after its receipt of such second request for consent, the Transfer for which Tenant has requested consent shall be deemed to have been approved by Landlord. Except with respect to a Transfer to an affiliate, Tenant hereby covenants and agrees to pay to Landlord fifty percent (50%) of all rent and other consideration which it receives which is in excess of the Rent payable hereunder within thirty (30) days following receipt thereof by Tenant. In determining excess rent in connection with an assignment or subletting, Tenant may deduct the following expenditures resulting from such subletting or assignment: (1) brokerage and marketing fees;
          (2) legal fees; (3) construction costs; and (4) financial concessions granted in such sublease or assignment. In addition to any other rights Landlord may have, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord. For purposes of this Article XII, an assignment shall be deemed to include a change in the majority control of Tenant, if Tenant is a partnership or a corporation whose stock is not traded publicly; provided this sentence shall not be applicable to the original Tenant named hereunder. Any Transfer consented to by Landlord in accordance with this Article XII shall be only for the Permitted Use and for no other purpose, and in no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease. Notwithstanding anything to the contrary contained herein, Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly owned corporation, partnership or other legal entity or controlled subsidiary, affiliate or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter, collectively, referred to as "Permitted Transfer") without the consent of Landlord, provided:
          (i) Tenant is not in default under this Lease; (ii) if such proposed transferee is a successor to Tenant by purchase, merger, consolidation or reorganization, the continuing or surviving entity shall own all or substantially all of the assets of Tenant and shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth at the date of the Transfer;
          (iii) such proposed transferee operates the business in the Premises for the Permitted Use and no other purpose; and (iv) in no event shall any Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of such Permitted Transfer. As used herein: (a) `parent' shall mean a company which owns a majority of Tenant's voting equity; (b) "controlled" or "subsidiary" shall mean a entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and (c) "affiliate" shall mean an entity controlled, controlling or under common control with Tenant. Notwithstanding the foregoing, sale of the shares of equity of any affiliate or subsidiary to which this Lease has been assigned or transferred other than to another parent, subsidiary or affiliate of the original Tenant named hereunder shall be deemed to be an assignment requiring the consent of Landlord hereunder.

     B. Notwithstanding anything to the contrary contained herein, Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly owned corporation, partnership or other legal entity, affiliate, subsidiary or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter, collectively, referred to as "Permitted Transfer") without the consent of Landlord, provided: (i) Tenant is not in default under this Lease; (ii) if such proposed transferee is a successor to Tenant by purchase, merger, consolidation or reorganization, the continuing or surviving entity shall own all or substantially all of the assets of Tenant and shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this

          Lease or Tenant's net worth at the date of the Transfer; (iii) such proposed transferee operates the business in the Premises for the Permitted Use and no other purpose; and (iv) in no event shall any Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice at least thirty
          (30) days prior to the effective date of such Permitted Transfer. As used herein: (a) `parent' shall mean a company which owns a majority of Tenant's voting equity; (b) "controlled" or "subsidiary" shall mean a entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and (c) `affiliate' shall mean an entity controlled, controlling or under common control with Tenant. Notwithstanding the foregoing, sale of the shares of equity of any affiliate or subsidiary to which this Lease has been assigned or transferred other than to another parent, subsidiary or affiliate of the original Tenant named hereunder shall be deemed to be an assignment requiring the consent of Landlord hereunder.

XIII. Liens.

     Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the real estate associated therewith. In the event any such lien does attach, Tenant shall, within five (5) days of notice of the filing of said lien, discharge such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined). If Tenant shall fail to so discharge such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys' fees, shall be paid by Tenant to Landlord on demand as additional Rent. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

XIV. Indemnity and Waiver of Claims.

     A. Except to the extent such losses, liabilities, obligations, damages, penalties, claims, costs, charges, and expenses result from the negligence of Landlord and/or its agents, employees or contractors, Tenant shall indemnify, defend and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) (if any) and agents, and the respective principals and members of any such agents, (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages (other than consequential damages), penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the acts and omissions of Tenant or any of its Transferees or employees.

     B. To the maximum extent this Lease may be made effective according to law, Tenant waives all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant (including Tenant's employees) resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from: (1) the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; (2) force majeure;
          (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; (4) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, of owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or (5) any other cause of any nature except, as to items 1-5, where such loss or damage is due to Landlord's negligence or Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after notice to Landlord of the need for such repairs. Notwithstanding the foregoing, except as provided in Article XVI to the contrary, Tenant shall not be required to waive any claims against Landlord (other than for loss or damage to Tenant's business) where such loss or damage is due to Landlord's negligence. Nothing herein shall be construed as to diminish the repair and maintenance obligations of Landlord contained elsewhere in this Lease.

     C. Except to the extent such losses, liabilities, obligations, damages, penalties, claims, costs, charges and expenses result from the negligence of Tenant or any Tenant Related Parties, Landlord shall indemnify and hold Tenant harmless from and against all liabilities, obligations, damages (other than consequential damages), penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees, which may be imposed upon, incurred by, or asserted against Tenant by any third parties and arising, directly or indirectly, out of or in connection with any act or omission of Landlord or its employees.

XV. Insurance.

     A. Tenant shall, at all times, carry and maintain, at its sole cost and expense: (a) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00);
          (b) All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises; (c) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence; (d) additional insurance as reasonably required by Landlord. Any company writing any insurance to be maintained pursuant to the terms of this Lease (all such insurance being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's approval. All policies evidencing Tenant's Insurance (except for Workers' Compensation) shall specify Tenant and the "owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents (and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

     B. Landlord shall maintain property insurance on the Building in such amounts as Landlord reasonably elects, cost thereof (including Leasehold Improvements approved by Landlord) at the time in question provided that during the Lease Term Landlord shall maintain standard so-called "all risk" property insurance covering the Building in an amount equal to the replacement cost thereof (including Leasehold Improvements approved by Landlord but excluding foundations and footings) at the time in question. Landlord shall also maintain Commercial General Liability coverage written on an occurrence basis with a combined single limit of Five Million Dollars ($5,000,000.00) The cost of all such insurance shall be included as a part of the Basic Costs, and payments for losses and recoveries thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

     C. Provided Tenant is the original Tenant named hereunder and provided Tenant self insures for "All Risks of Physical Loss", Tenant may self-insure for the "All Risks of Physical Loss" coverage specified in this Section. If at any time Tenant is no longer the original Tenant named hereunder, then Tenant must obtain, provide, and keep in full force and effect the above referenced insurance coverage with respect to the Premises and provide Landlord with evidence of the same.

XVI. Subrogation.

     Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby agree to cause their respective insurance carriers to waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee(s), for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee(s), which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

XVII. Casualty Damage.

     If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event the Premises have been damaged and there is less than two (2) years of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building or in the event Landlord will not be permitted by applicable law to rebuild the Building in substantially the same form as existed prior to the fire or casualty, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days' after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the date specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. In addition to Landlord's rights to terminate as provided herein, Tenant shall have the right to terminate this Lease if: (1) a substantial portion of the Premises has been damaged by fire or other casualty and such damage cannot reasonably be repaired within sixty (60) days after the date of such fire or other casualty; (2) there is less than one (1) year of the Lease Term remaining on the date of such casualty; (3) the casualty was not caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors; and (4) Tenant provides Landlord with written notice of its intent to terminate within thirty
(30) days after the date of the fire or other casualty. If neither Landlord nor Tenant elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Premises (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) to substantially the same condition they were in immediately prior to the happening of the casualty, provided that if Landlord does not have sufficient proceeds to substantially complete the restoration of the Leasehold Improvements in the Premises and Landlord elects not to fund any shortfall, Landlord shall so notify Tenant and Tenant, within ten (10) days thereafter, shall have the right to terminate this Lease by the giving of written notice to Landlord. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. When the repairs have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent any damage to the Premises causes the Premises to be rendered untenantable. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

XVIII. Demolition.

     INTENTIONALLY OMITTED.

XIX. Condemnation.

     If (a) the whole or any substantial part of the Premises or (b) any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. Notwithstanding the foregoing, if the whole or any substantial part of the Premises shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, Tenant shall also have the right to terminate this Lease effective as of the date the physical taking of the Premises occurs. Such right to terminate shall be exercised by written notice to Landlord within thirty (30) days after the date on which Tenant is first notified of the taking. In the event this Lease is not terminated, the square footage of the Building, the square footage of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant. In addition, Tenant may file a claim at its sole cost and expense and receive an award for the Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of any claim for relocation expenses does not adversely affect or diminish the award which would otherwise have been received by Landlord had Tenant not filed such a claim and received such award.

XX. Events of Default.

     The following events shall be deemed to be events of default under this
Lease: (a) Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for fifteen (15) days after written notice from Landlord (hereinafter sometimes referred to as a "Monetary Default"); (b) any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, which failure is not cured within thirty (30) days after delivery to Tenant of notice of the occurrence of such failure, (or such longer period of time as may be reasonably necessary to cure [not to exceed 60 days], provided that Tenant commences to cure such default within thirty [30] days after notice from Landlord and, from time to time upon request of Landlord, furnishes Landlord with evidence that demonstrates, in Landlord's reasonable judgment, that Tenant is diligently pursuing a course that will remedy such failure) provided that if any such failure creates a hazardous condition, such failure must be cured immediately; (c) Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due; (d) the leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant; (e) Tenant shall abandon or vacate any substantial portion of the Premises without the prior written permission of Landlord; or (f) Tenant shall fail to take possession of and occupy the Premises within forty five (45) days following the Commencement Date.

XXI. Remedies.

     A.   Landlord Remedies.
          ------------------

          Upon the occurrence of any event or events of default under this Lease, whether enumerated in Article XX or not, Landlord may seek to take possession pursuant to legal proceedings or any notice provided for by law. Landlord may either terminate this Lease or from time to time, without terminating this Lease, relet the premises or any part thereof on such terms and conditions as Landlord shall in its sole discretion deem advisable. Any payments received as a result of such reletting shall be applied: first, to the payment of any indebtedness of Tenant to Landlord other than rent due hereunder; second, to the payment of any reasonable costs incurred by Landlord in obtaining possession of and reletting the premises, including, without limitation, legal fees, brokerage commissions and the cost of any reasonable alterations and repairs to the premises; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Tenant shall be liable to Landlord for any deficiency.

          All rights and remedies herein conferred upon or reserved to Landlord shall be cumulative and none shall be exclusive of any other rights or remedies now or hereafter existing by agreement, applicable law or in equity.

     B.   Tenant Remedies.
          ----------------

          1. If Landlord shall fail to perform any obligation under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant or such additional time as may be required due to Force Majeure. If Landlord shall fail to cure within the time permitted for cure herein, Landlord shall be subject to such claims for damages and remedies as may be available to Tenant, (subject to the other provisions of this Lease); provided, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, except as set forth in 2 and 3 below, and shall have no right to abate Rent except such abatement expressly permitted in this Lease.

          2. Should Landlord fail to pay within sixty (60) days of Tenant's written demand and Tenant's compliance with its obligations under this Lease any portion of a judgment obtained by Tenant against Landlord as a result of a default by Landlord under this Lease, Tenant shall have the right, on thirty (30) days' notice, to deduct any and all sums owing Tenant, plus statutory interest from the next due installment of Base

               Rental and each subsequent installment of Base Rental and Additional Base Rental until Tenant is fully reimbursed. This exercise of set-off shall not constitute an election of remedies except any amounts so recovered shall not be subsequently recovered from Landlord.

          3. Notwithstanding the provisions in 2 and 3 above, in the event of a Landlord Curable Cessation of Services as set forth in Article VII hereof, Tenant shall have the self help rights and set off rights set forth in said Article VII.

XXII.  LIMITATION OF LIABILITY.

     Notwithstanding anything to the contrary contained in this Lease, the liability of either party (and of any successor to such party hereunder) to the other party shall be limited to a sum equal to the interest of Landlord in the Building, and each party agrees to that its recovery of any judgment or award against the other shall be limited solely to an amount equal to the amount of Landlord's interest in the Building it being intended that neither the parties hereto nor any member, principal, partner, shareholder, officer, director or beneficiary of such parties shall be personally liable for any judgment or deficiency. Each party hereby covenants that, prior to the filing of any suit for an alleged default by the other party hereunder, it shall give the other party (and, in the case of notices to Landlord, all Mortgagees whom Tenant has been notified hold Mortgages or deed of trust liens on the Property, Building or Premises) notice and reasonable time to cure such alleged default. Landlord's notice to Tenant shall be sufficient if given pursuant to the provisions of
Article XX, and Tenant's notice to Landlord shall be sufficient if given pursuant to the provisions of Article XX1.B, with copies to Mortgagees as set forth above. In addition, Tenant acknowledges that Equity Office Properties Management Corp. is acting solely in its capacity as agent for Landlord and shall not be liable for any obligations, liabilities, losses or damages arising out of or in connection with this Lease, all of which are expressly waived by Tenant.

XXIII. No Waiver.

     Failure of either party to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against such party. Failure by either party to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXIV.  Relocation.

       INTENTIONALLY OMITTED.

XXV.   Holding Over.

     A. In the event of holding over by Tenant after expiration of this Lease, occupancy of the Premises subsequent to such expiration shall be that of a tenancy on a month-to-month basis, and Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to 110% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise.

     B. In the event of holding over by Tenant after a default under this Lease and a termination of Tenant's rights to possession or occupancy of the Premises as a result of such default, such possession or occupancy subsequent to such default and termination shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to 125% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over. In addition to the obligation to pay the amounts set forth in this paragraph B, during any such holdover period after a default under this Lease and a termination of Tenant's rights to possession or occupancy of the Premises as a result of such default, Tenant shall also be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of such holding over by Tenant.

XXVI.  Subordination to Mortgages; Estoppel Certificate.

     Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within five (5) days of the date of such request, execute and deliver to such persons as Landlord shall request a subordination agreement or an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect, stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder and further stating such other matters as Landlord shall reasonably require.

XXVII.  Notice.

     Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve notice by any manner permitted by Law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address. Notice shall be sent to the addressees set forth in Article I of the Lease.

XXVIII.  Landlord's Lien.

     INTENTIONALLY OMITTED, provided that the deletion of this Article shall not be construed to be a waiver of Landlord's lien rights as provided by law.

XXIX.  Excepted Rights.

     This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: (a) to change the Building's name or street address; (b) to install, fix and maintain signs on the exterior and interior of the Building; (c) to designate and approve window coverings; (d) to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; (e) to retain at all times and to use pass-keys to all locks within and into the Premises; (f) to approve the weight, size, or location of heavy equipment and articles in and about the Premises; (g) to close or restrict access to the Building at all times other than Tenant's normal business hours (which are deemed to be between 7:00 a.m. and 7:00 p.m., Monday through Friday) subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; (h) to change the arrangement and/or location of entrances of passageways, doors and doorways, and Common Areas of the Building;
(i) if Tenant has vacated the Premises during the last six (6) months of the Lease Term, to perform additions, alterations and improvements to the Premises in connection with a reletting or anticipated reletting thereof without being responsible or liable for the value or preservation of any then existing improvements to the Premises; and (j) to grant to anyone the exclusive right to conduct any business or undertaking in the Building, provided such business or undertaking is not in direct competition with Tenant's business activity in the Premises.

XXX. Surrender of Premises.

     At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall remove all Tenant's Property from the Premises, remove all Required Removables designated by Landlord and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within ten (10) days after the termination of this Lease or Tenant's right to possession hereunder, Landlord, at Tenant's sole cost and expense, shall be entitled to remove and/or store such Tenant's Property and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. In addition, if Tenant fails to remove any Tenant's Property from the Premises or storage, as the case may be, within ten (10) days after written notice from Landlord, Landlord, at its option, may deem all or any part of such Tenant's Property to have been abandoned by Tenant and title thereof shall immediately pass to Landlord.

XXXI.  Miscellaneous.

     Landlord and Tenant hereby agree that: (a) If any term or provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law; (b)Tenant shall not record this Lease or any memorandum hereof; (c) This Lease shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located; (d) Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause whatsoever that is beyond the control of a party and whenever a period of time is herein prescribed for the taking of any action by that party, the party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure; (e) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations; (f) Tenant hereby represents to Landlord that it has not dealt with a broker in connection with this Lease and Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease; (g) Should either party institute any suit against the other party for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith; (h) In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual (each such entity is individually referred to herein as an "Organizational Entity"), then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents: (1) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; (4) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound; (i) At any time during the Lease Term, except when deemed to be confidential buy Tenant, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year and such statements shall be prepared in accordance with generally accepted accounting principles and shall be audited by an independent certified public accountant, (j) With respect to all required acts of Tenant, time is of the essence of this Lease; (k) This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns; (l) Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term and such obligations shall survive any such expiration or other termination of the Lease Term; (m) The headings and titles to the paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part hereof; (n) This Lease may be modified only by a written agreement signed by Landlord and Tenant; (o) Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until an original of this Lease executed by both Landlord and Tenant and an original Guaranty, if any, executed by each Guarantor is delivered to and accepted by Landlord, and this Lease has been approved by Landlord's Mortgagees, if required.

XXXII.  Entire Agreement.

     This Lease Agreement, including the following Exhibits, constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease: (a) Exhibit A-Outline and Location of the Premises;
(b) Exhibit B-Rules and Regulations; (c) Exhibit C-Additional Terms and Conditions; (d) Exhibit D-Work Letter; and (e) Exhibit E-Janitorial Specifications.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

WITNESS/ATTEST:
                                 LANDLORD:  BURLINGTON ASSOCIATES GENERAL
                                    PARTNERSHIP, an Illinois General Partnership

                                 By:  EQUITY OFFICE PROPERTIES MANAGEMENT
______________________________        CORP., a Delaware corporation, as agent

Name (print): ________________      By: _______________________________

______________________________      Name:  Arvid Povilaitis

Name (print): ________________      Title:  Vice President

                                    Date: _____________________________

WITNESS/ATTEST:
                                 TENANT: REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation

__________________________________
                                       By: ________________________________
Name(print):______________________
                                       Name: ______________________________
__________________________________
                                       Title: _____________________________

Name(print): _____________________     Date: ______________________________

       THE ACKNOWLEDGMENTS ON THESE PAGES ARE REQUIRED IF PROPERTY IS IN DELAWARE, MICHIGAN, OHIO, UTAH, WASHINGTON, D. C. OR WASHINGTON STATE

                           LANDLORD ACKNOWLEDGMENTS
STATE OF ILLINOIS    )
COUNTY OF COOK       ) ss:

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that _______________________, personally known to me to be the Vice President of Equity Office Properties Management Corp., a Delaware corporation and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said corporation being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation, by subscribing the name of such corporation by herself/himself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said corporation, as agent for the Landlord designated in the foregoing instrument, for the uses and purposes therein set forth.

     GIVEN under my hand and official seal this ____ day of _________, ____.

                                       ________________________________________
                                                      Notary Public

My Commission Expires: _______________________



                            TENANT ACKNOWLEDGMENTS
                                 (Corporation)
STATE OF MICHIGAN)
COUNTY OF     )ss:

     On this the _____ day of ________, 19___, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared _____________________________ known to me to be ____________ President of _________________________, one of the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal as of the date set forth above.

                                       ________________________________________
                                                      Notary Public

My Commission Expires: _______________________

                                   EXHIBIT A

                       OUTLINE AND LOCATION OF PREMISES
                       --------------------------------

     This exhibit is attached to and made a part of the Lease dated __________________, by and between Burlington Associates General Partnership, an Illinois General Partnership ("Landlord") by its agent Equity Office Properties Management Corp., a Delaware corporation, and THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation ("Tenant") for space in the building located at 325 E. Eisenhower Parkway, Ann Arbor, MI 48108.

                                   EXHIBIT B

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except by the Building maintenance personnel, except for the hanging of light weight pictures nor shall any part of the Building be defaced by Tenant.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

6. All contractors, contractor's representatives, and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, as the same may be revised from time to time. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation, maintenance, operation, existence or removal of any property of Tenant shall be repaired at the expense of Tenant.

9.   Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building excluding the Premises any handbills, promotional materials or other advertising; or (3) conduct or permit any other activities in the Building that might constitute a nuisance.

11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for such work to resume. Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

15. If Tenant requires pest extermination in addition to the pest extermination included as part of Basic Costs, Tenant shall, at Tenant's cost utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises.

16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation, the use of any electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines available to service the Building.

17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Building.

18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord.

24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.

26. The work of cleaning personnel shall not be hindered by Tenant before 7:00 a.m. or after 7:00 p.m. and such cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service. Any cost for cleaning requested by Tenant in excess of Landlord's as set forth on Exhibit E attached hereto, shall be the responsibility of Tenant.

                                   EXHIBIT C

                        ADDITIONAL TERMS AND CONDITIONS
                        -------------------------------

     This exhibit is attached to and made a part of the Lease dated __________________, by and between Burlington Associates General Partnership, an Illinois General Partnership ("Landlord") by its agent Equity Office Properties Management Corp., a Delaware corporation, and THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation ("Tenant") for space in the building located at 325 E. Eisenhower Parkway, Ann Arbor, MI 48108.

I.   Right of First Offer.
     ---------------------

     A. Tenant shall have the right of first offer with respect to any space that becomes Available for Lease (hereinafter defined) on the remaining balance of the building (the "Offering Space"). Offering Space shall be deemed to be "Available for Lease" as follows: (i) with respect to any Offering Space that is under lease from time to time to third parties, such Offering Space shall be deemed to be Available for Lease when Landlord has determined that such third party will not extend or renew the term of its lease for the Offering Space, or (ii) with respect to any vacant Offering Space, such Offering Space shall be deemed to be available when Landlord has located a prospective tenant that may be interested in leasing such Offering Space. Within a reasonable time after Landlord has determined that a particular portion of the Offering Space is Available for Lease (but prior to leasing such portion of the Offering Space to a third party), Landlord shall advise Tenant (the "Advice") of the square footage and location of such portion of the Offering Space. Tenant may lease such portion of the Offering Space in its entirety only, under the terms and conditions set forth herein, by delivering written notice of exercise to Landlord ("Notice of Exercise") within ten (10) days after the date of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice, if:

          1. Tenant is in default under the Lease at the time Landlord would otherwise deliver the Advice; or

          2. the premises, or any portion thereof, is sublet at the time Landlord would otherwise deliver the Advice; or

          3. the Lease has been assigned prior to the date Landlord would otherwise deliver the Advice; or

          4. Tenant is not occupying the premises on the date Landlord would otherwise deliver the Advice; or

          5. the Offering Space is not intended for the exclusive use of Tenant during the Lease Term; or

          6. the existing tenant in the Offering Space is interested in extending or renewing its lease for the Offering Space or entering into a new lease for such Offering Space.

     B.   1.   The term for the Offering Space shall commence upon the
               commencement date stated in the Advice and thereupon such Offering Space shall be considered a part of the Premises, provided that all of the terms stated in the Advice shall govern
               Tenant's leasing of the Offering Space only to the extent that they do not conflict with the Lease.

          2. Tenant shall pay Base Rental and Additional Base Rental for the Offering Space in accordance with the terms and conditions of the Advice, which terms and conditions shall reflect the Prevailing Market rate for the Offering Space as determined in Landlord's reasonable judgment.

          3. The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, provided that such Offering Space shall be delivered to Tenant vacant, broom clean, except as mutually agreed to by Tenant and Landlord prior to the execution of the agreement leasing the Offering Space, and free of claims and possession of third parties.

     C. The rights of Tenant hereunder with respect to any portion of the Offering Space for which Landlord provides Tenant with an Advice shall terminate on the earlier to occur of: (i) Tenant's failure to exercise its Right of First Offer within the ten (10) day period provided in paragraph A above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph A above. In addition, if Landlord provides Tenant with an Advice for any portion of the Offering Space that contains expansion rights (whether such rights are described as an expansion option, right of first refusal, right of first offer or otherwise) with respect to any other portion of the Offering Space (such other portion of the Offering Space subject to such expansion rights is referred to herein as the "Encumbered Offering Space") and Tenant does not exercise its Right of First Offer to lease the Offering Space described in the Advice, Tenant's Right of First Offer with respect to the Encumbered Offering Space shall be subject and subordinate to all such expansion rights contained in the Advice.


     D.   1.   If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Premises on the terms set forth in the Advice and reflecting the changes in the rent, rentable area of the premises, Tenant's pro rata share and other appropriate terms.

          2. A copy of the Offering Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Notice of Exercise executed by Tenant, and (ii) revised by Landlord to address any requested changes by Tenant that are necessary to accurately reflect the terms and conditions hereof; (iii) executed by Tenant and returned to Landlord within thirty (30) days thereafter; but an otherwise valid exercise of the Right of First Offer shall be fully effective whether or not the Offering Amendment is executed.

     E. For purposes hereof, Prevailing Market rate shall mean the annual rental rate per square foot for space comparable to the Offering Space in the Building and office buildings comparable to the Building in Ann Arbor, Michigan, under leases and renewal and expansion amendments being entered into at or about the time that Prevailing Market is being determined giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, and the method of allocating operating expenses and taxes. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than the lease term of the Offering Space, (ii) the space is encumbered by the option rights of another tenant, or
          (iii) the space has a lack of windows and/or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable.

II.  Permitted Use Restrictions.
     ---------------------------

     A. Tenant shall use the Premises for the Permitted Use and for no other purpose. The Premises shall not be used as an emergency clinic or emergency medical facility, no patients shall be permitted to stay overnight in the Premises; and no patients shall be transported to the Premises on gurneys or transported to the building in emergency vehicles. Further, in no event shall Tenant use or occupy the Premises in a manner that would be inconsistent with the character and dignity of the building and Landlord may require Tenant to immediately cease any business, procedures, activities or other use which is causing (i) disturbance of, or interference with Landlord's operation and management of the building or the use and occupancy thereof by any tenant therein, or (ii) any public disputes, demonstrations or unflattering media attention involving the building or any business conducted therein.

     B. Without limiting the limitations imposed by the Permitted Use clause, Tenant shall not use or permit the Premises to be used for any purpose that would allow medical or medicinal odors or fumes to emanate from the Premises. In the event such odors or fumes do emanate from the Premises, Tenant, at its sole cost and expense, shall be responsible for taking whatever steps are necessary to either eliminate such odors or fumes or to keep such odors or fumes from emanating from the Premises, including, without limitation, the installation of direct ventilation to the outside of the building in a manner approved by Landlord.

     C. Tenant agrees to be solely responsible for the disposal of all medical, infectious and hazardous waste that is generated in the Tenant's Premises and to indemnify and hold Landlord harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses which may be imposed upon, incurred by, or asserted against Landlord in connection with the generation and existence of such medical, infectious and/or hazardous waste and the removal thereof from the Premises. Tenant agrees to comply with all laws, ordinances, orders, rules and regulations of any governmental or regulatory agency with respect to the generation, existence, removal and disposal of any such medical, infectious and/or hazardous waste.

     D. Tenant agrees to contract with a licensed and insured medical waste disposal vendor acceptable to Landlord and to provide a copy of such contract to Landlord. If vendors are changed, Tenant agrees to notify Landlord of such change prior to the effective date thereof and to provide the appropriate documentation to Landlord. In no event shall any medical, infectious and/or hazardous waste be place or stored outside of the Premises, it being agreed that all such materials shall be kept in the Premises until picked up by the approved medical waste disposal vendor. Any such medical, infectious and/or hazardous waste shall be removed from the building by use of the freight elevators and in no event shall the passenger elevators be used for such purpose.

     E. Tenant, at Tenant's sole cost and expense, shall obtain and maintain throughout the Term any licenses, permits or zoning approvals required by any governmental body for the conduct of Tenant's business and medical uses within the Premises.

III.  Environmental.
      --------------

     A. Tenant shall not use, generate, manufacture, store or dispose of, on or about the Premises, or transport to or from the Premises, any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or any related materials or substances, including, without limitation, any substance defined as or included in the definition of "hazardous substances" under any applicable federal, state or local law, regulation or ordinance (collectively, "Hazardous Materials").

     B. Notwithstanding the foregoing, Tenant and Landlord shall have the right to use, generate and store on the Premises and the Building, and transport to and from the Premises and the Building, those Hazardous Materials which are generally used in the ordinary course in first class office buildings and in the performance of Tenant's business in the Premises; provided, however, that Tenant's use, generation, storage and transport thereof is in compliance with all applicable federal, state and local laws, regulations and ordinances.

     C. Promptly, upon either Landlord's or Tenant's obtaining actual knowledge thereof, such party shall immediately notify the other party in writing of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened with respect to Hazardous Materials pursuant to any applicable federal, state or local law, ordinance or regulation, and (ii) all claims made or threatened by any third party against Landlord, Tenant, or the Premises relating to any damage, loss or injury, whether to person or property, resulting from the Hazardous Materials. The parties acknowledge that as a state agency, Tenant may have a legal obligation to report releases or threatened releases under state law.

     D. Except as disclosed hereby, Landlord represents, to the best of its knowledge, that the Premises will be free of Hazardous Materials in amounts, and conditions which pose danger to human beings, and that Landlord, at Landlord's sole cost and expense following notice of any violation, will cause the Premises to be in full compliance with any and all current or future governmental conditions and requirements including, but not limited to, those relating to asbestos, PCB's and other Hazardous Materials.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.


WITNESS/ATTEST:
                                 LANDLORD:  BURLINGTON ASSOCIATES GENERAL
                                            PARTNERSHIP, an Illinois General
                                            Partnership

                                    By:  EQUITY OFFICE PROPERTIES MANAGEMENT
_______________________________          CORP., a Delaware corporation, as agent

Name (print): _________________          By: __________________________________

_______________________________          Name:  Arvid Povilaitis

Name (print): _________________          Title:  Vice President

                                         Date: ________________________________


WITNESS/ATTEST:
                                 TENANT: REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation
_______________________________
                                    By: _______________________________________
Name(print): __________________
                                    Name: _____________________________________
_______________________________
                                    Title: ____________________________________

Name(print): __________________     Date: _____________________________________

                                   EXHIBIT D

                                  WORK LETTER
                                  -----------

     This exhibit is attached to and made a part of the Lease dated __________________, by and between Burlington Associates General Partnership, an Illinois General Partnership ("Landlord") by its agent Equity Office Properties Management Corp., a Delaware corporation and THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation ("Tenant") for space in the building located at 325 E. Eisenhower Parkway, Ann Arbor, MI 48108.

1. This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant's occupancy. All improvements described in this Work Letter to be constructed in and upon the Premises by Landlord are hereinafter referred to as the "Landlord Work." It is agreed that construction of the Landlord Work will be completed at Tenant's sole cost and expense, subject to the Allowance (as defined below). Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work.

2. Space planning, architectural and engineering (mechanical, electrical and plumbing) drawings for the Landlord Work shall be prepared by Tenant's architect or Landlord's architect at Tenant's sole cost and expense, subject to the Allowance. The space planning, architectural and mechanical drawings are collectively referred to herein as the "Plans".

3. Tenant and Tenant's architect shall devote such time in consultation with Landlord and Landlord's architect and/or engineer as may be required to provide Landlord with Plans for the Landlord Work by not later than 5:00 p.m. on April 30, 1998 (the "Plans Due Date").

4. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, Landlord, prior to commencing any construction of Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within five (5) business days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Landlord Work. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

5. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, if any (such amounts exceeding the Allowance being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord ninety percent (90%) of such Excess Costs as approved under section 4 above as Additional Base Rental in three (3) installments prior to the Commencement Date upon presentation of three (3) individual detailed statements to Tenant by Landlord describing the portion of Excess Work completed per the statements. The final ten percent (10%) of the Excess Cost shall be paid to Landlord by Tenant as Additional Base Rental after completion of Landlord's Work, including any punch list items and following the passing of the final inspection pursuant to the provisions of Section III.B of the Lease. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

6. If Tenant shall request any change, addition or alteration in any of the Plans after approval by Landlord, Tenant shall have such revisions to the drawings prepared, at Tenant's cost. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant, within five (5) business days, shall notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision. In the event such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Allowance, such increased estimate or costs shall be deemed Excess Costs pursuant to Paragraph 5 hereof and Tenant shall pay such Excess Costs upon demand.

7. Following approval of the Plans, which also signifies Tenant's agreement to pay the Excess Costs, if any, in accordance with the terms hereof, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of substantial completion of the Landlord Work.

8. Landlord, provided Tenant is not in default, agrees to provide Tenant with an allowance (the "Allowance") in an amount not to exceed One Hundred Fifty Three Thousand Eight Hundred Seventy Two and 00/100 Dollars ($153,872.00) (i.e., $8.00 per rentable square foot of the Premises) to be applied toward the cost of the Landlord Work in the Premises. In the event the Allowance shall not be sufficient to complete the Landlord Work, Tenant shall pay the Excess Costs as prescribed in paragraph 5 above. In the event the Allowance exceeds the cost of Landlord Work, any remaining Allowance shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto.

9. This Exhibit D shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.


WITNESS/ATTEST:
                              LANDLORD:  BURLINGTON ASSOCIATES GENERAL
                                         PARTNERSHIP, an Illinois General
Partnership

                                    By:  EQUITY OFFICE PROPERTIES MANAGEMENT
_____________________________            CORP., a Delaware corporation, as agent

Name (print): _______________            By: __________________________________

_____________________________            Name:  Arvid Povilaitis

Name (print): _______________            Title:  Vice President

                                         Date: ________________________________


WITNESS/ATTEST:
                              TENANT:  REGENTS OF THE UNIVERSITY OF MICHIGAN,
                                       a Michigan Constitutional corporation
_____________________________
                                    By: _______________________________________
Name(print): ________________
                                    Name: _____________________________________
_____________________________
                                    Title: ____________________________________
Name(print): ________________
                                    Date: _____________________________________

                                   EXHIBIT E

                            CLEANING SPECIFICATIONS
                            -----------------------

     This Exhibit is attached to and made a part of the Lease dated __________________, by and between Burlington Associates General Partnership, an Illinois general partnership ("Landlord") by its agent Equity Office Properties Management Corp., a Delaware corporation and THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan Constitutional corporation ("Tenant") for space in the building located at 325 East Eisenhower Parkway, Ann Arbor, MI 48108.

                                DAILY SERVICES:

Five times per week

     1.  Empty waste baskets.

     2.  Empty and clean ash trays.

     3.  Dust desk tops which are clear of working papers.

     4.  Sweep or vacuum floor area.

     5.  Toilet rooms:

         a.  Empty and disinfect all waste receptacles.

         b.  Clean and disinfect all fixtures and clean mirrors and shelves

         c.  Refill paper and soap dispensers.

                               WEEKLY SERVICES:

     1.  Damp mop floors, stairways, lobbies and corridors.

     2.  Dust tops of file cabinets, ledges, baseboards and heat conductors.

     3.  Wash and disinfect all ceramic tile, toilet partitioning, and fixtures.

     4. Remove smudges and scuff marks from all painted surfaces and glass office partitions wherever possible.

     5.  Sweep and wet mop floors as needed.

     6.  Wash entrance door glass.

                              SERVICES AS NEEDED:

     1.  Wax and polish floor in reception area.

     2.  Wash all glass in office partitions.

     3.  Clean windows.